(i) Based on their evaluation of the
Registrant's Disclosure Controls and
Procedures as of a date within 90 days of the Filing Date, the Registrant's President and Treasurer/CFO have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(ii) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

(iii) Certification of principal executive officer (see attached) and Certification of principal financial officer (see attached).


FORM N-SAR CERTIFICATION

I, Nancy Tengler, certify that:

  1. I have reviewed this report on Form N-
  SAR of Fremont Mutual Funds, Inc.;
  2. Based on my knowledge, this report
  does not contain any untrue statement
  of a material fact or omit to state a
  material fact necessary to make the
  statements made, in light of the
  circumstances under which such
  statements were made, not misleading
  with respect to the period covered by
  this report;
  3. Based on my knowledge, the financial
  information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;
  4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:
       a) designed such disclosure
       controls and procedures to
       ensure that material
       information relating to the
       registrant, including its
       consolidated subsidiaries, is
       made known to us by others
       within those entities,
       particularly during the period
       in which this report is being
       prepared;
       b) evaluated the
       effectiveness of the registrant's
       disclosure controls and
       procedures as of a date within
       90 days prior to the filing date
       of this report (the "Evaluation
       Date"); and
       c) presented in this report
       our conclusions about the
       effectiveness of the disclosure
       controls and procedures based
       on our evaluation as of the
       Evaluation Date;
  4. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):
  a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and
  b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and
  3. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: 12/26/02__

  /s/ Nancy Tengler____
Nancy Tengler
CEO, President



FORM N-SAR CERTIFICATION

I, Richard S. Kurtz, certify that:

  4. I have reviewed this report on Form N-
  SAR of Fremont Mutual Funds, Inc.;
  5. Based on my knowledge, this report
  does not contain any untrue statement
  of a material fact or omit to state a
  material fact necessary to make the
  statements made, in light of the
  circumstances under which such
  statements were made, not misleading
  with respect to the period covered by
  this report;
  6. Based on my knowledge, the financial
  information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;
  7. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:
       h) designed such disclosure
       controls and procedures to
       ensure that material
       information relating to the
       registrant, including its
       consolidated subsidiaries, is
       made known to us by others
       within those entities,
       particularly during the period
       in which this report is being
       prepared;
       i) evaluated the
       effectiveness of the registrant's
       disclosure controls and
       procedures as of a date within
       90 days prior to the filing date
       of this report (the "Evaluation
       Date"); and
       j) presented in this report
       our conclusions about the
       effectiveness of the disclosure
       controls and procedures based
       on our evaluation as of the
       Evaluation Date;
  11. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):
  l) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and
  m) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and
  14. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: 12/26/02_

_/s/ Richard S. Kurtz_
Richard S. Kurtz
Treasurer